UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2014

(Date of Report: Date of earliest event reported)

City Media, Inc.

(Exact name of registrant as specified in its charter)

Utah	333-171488	26-1805170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

4685 S. Highland Drive, Suite 202, Salt Lake City, UT 84117

 (Address of principal executive office)

Registrant's telephone number, including area code: 801-278-9424

_________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

         ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

City Media, Inc., a Utah corporation (the “Company”) has changed its independent registered public accounting firm, from Mantyla McReynolds, LLC (“Mantyla McReynolds”) to John Scrudato, CPA, (“Scrudato”) on November 7, 2014.  Mantyla McReynolds had declined to stand for reelection as the Company’s auditor for business reasons unrelated to the reviews or audited financials of the Company.  The change in auditors was approved by our board of directors on November 7, 2014.  We do not have an audit committee.  Scrudato will audit our annual financial statements for the year ending September 30, 2014 and a review of our quarterly financial information commencing with the quarter ended December 31, 2014.  Scrudato entered into an engagement letter with the Company on November 10, 2014.

Mantyla McReynolds’ report on the Company’s consolidated financial statements for the fiscal years ended September 30, 2013 and September 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2013 and 2012, and through November 7, 2014, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Mantyla McReynolds, would have caused Mantyla McReynolds to make reference to the subject matter in connection with their audit report on the Company’s consolidated financial statements for the fiscal years ended September 30, 2013 and September 30, 2012. In addition, there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

During the last two completed fiscal years and the interim periods (through September 30, 2014), neither the Company nor anyone on its behalf has consulted Scrudato regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with Mantyla McReynolds, as there were none.

We provided Mantyla McReynolds with a copy of this disclosure on November 10, 2014, requesting Mantyla McReynolds to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us, and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Mantyla McReynolds in response to that request, dated November 10, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 Exhibits

(d) Exhibits.

   16.1          Letter from Mantyla McReynolds, LLC regarding change in certifying accountant, dated November 10, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

City Media, Inc.

By: /s/Thomas Howells

Date: November 10, 2014

      Thomas Howells